EXHIBIT 10.33

                                    AGREEMENT

         THIS AGREEMENT is made and entered into on May 14, 1999, by and between THE SPORTS AUTHORITY, INC., a Delaware corporation ("TSA"), and GLOBAL SPORTS, INC., a Delaware corporation ("Global").

         WHEREAS, Global desires that TSA enter into a certain E-Commerce Venture Agreement (the "Venture Agreement") of even date with Global Sports Interactive, Inc., a Pennsylvania corporation and wholly owned subsidiary of Global ("GSI") regarding the formation and operation of TheSportsAuthority.com, Inc., to be a Delaware corporation ("TSA.com"); and

         WHEREAS, GSI desires to enter into a certain E-Commerce Services Agreement, referred to in the JV Agreement, to be between GSI and TSA.com (the "Services Agreement"); and

         WHEREAS, TSA is willing to enter into the Venture Agreement only if Global Agrees to be bound by certain provisions of the Venture Agreement and the Services Agreement as if it were a party thereto;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereto do hereby agree as follows:

         1. JV AGREEMENT. For the benefit of TSA, Global hereby agrees to be bound by and subject to all of the provisions of Sections 3.4, 3.7, 10.1 and 11.2, the last sentence of Section 2.21 and the last sentence of Section 6 of the Venture Agreement as if it were GSI and a party thereto.

         2. SERVICES AGREEMENT. For the benefit of TSA.com, Global hereby agrees to be bound by and subject to all of the provisions of Articles III, IV and VII of the Services Agreement as if it were GSI and a party thereto.

         3. LICENSE AGREEMENT. For the benefit of TSA, Global hereby agrees to be bound by and subject to the provisions of Article IV and Article 5.6(c) of the License Agreement as if it were GSI and a party thereto.

         4. CHOICE OF LAW. This Agreement shall be construed, interpreted and enforced under and in accordance with the laws of the State of Delaware.

         5. COUNTERPARTS. This Agreement may be executed in counterparts and both such counterparts taken together shall be deemed to constitute the same instrument.

         IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to enter into this Agreement with intent to be legally bound hereby, the date and year first above written.

                                            THE SPORTS AUTHORITY, INC.

                                            By /S/ MARTIN E. HANAKA
                                               ------------------------------
                                            Name:
                                                 ----------------------------
                                            Title:
                                                  ---------------------------

                                            GLOBAL SPORTS, INC.

                                            By /S/ MICHAEL G. RUBIN
                                               ------------------------------
                                            Name:
                                                 ----------------------------
                                            Title:
                                                  ---------------------------